Exhibit 4.26

RELEASE OF NOTE GUARANTEE

RELEASE OF NOTE GUARANTEE (this “Release”), dated as of September 20, 2010, entered into by and among Virgin Media Secured Finance PLC, a company incorporated in England and Wales (the “Issuer”); each of those entities set out in Schedule 1 (the “Released Guarantors”) and The Bank of New York Mellon as trustee under the Indenture referred to below (the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture (referred to below).

RECITALS

WHEREAS, the Issuer and the Note Guarantors (as defined in the Indenture referred to below) have heretofore executed and delivered to the Trustee an indenture dated as of January 19, 2010 (as amended and supplemented, the “Indenture”), providing for the issuance of $1,000,000,000 aggregate principal amount of 6.50% Senior Secured Notes due 2018 and £875,000,000 aggregate principal amount of 7.00% Senior Secured Notes due 2018 (collectively, the “Notes”);

WHEREAS, under the terms of the Indenture each of the Note Guarantors (which term includes each of the Released Guarantors) unconditionally guaranteed the obligations of the Issuer under the Indenture and the Notes on the terms and conditions set forth therein (each, a “Note Guarantee”);

WHEREAS, Section 11.08(b)(4)(B) of the Indenture provides that the Note Guarantee of a Subsidiary Guarantor (which term includes each of the Released Guarantors) shall be automatically and unconditionally released and discharged, and each Subsidiary Guarantor and its obligations under the Note Guarantee, the Indenture, the Collateral Documents and the Intercreditor Deeds will be released and discharged upon the release or discharge of such Subsidiary Guarantor from its applicable guarantee obligations under the Existing Credit Facility;

WHEREAS, the Released Guarantors have been released and discharged from the relevant guarantee obligations under the Existing Credit Facility pursuant to a Deed of Release (the “Credit Facility Release”), dated as of September 20, 2010, between, inter alia, the Security Trustee and the Released Guarantors, which is attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer and the Released Guarantors mutually covenant and agree, and the Trustee acknowledges as follows:

1.	Pursuant to Section 11.08(b)(4)(B) of the Indenture, upon the release of the Released Guarantors’ guarantee obligations under the Existing Credit Facility pursuant to the Credit Facility Release, the Note Guarantee of each of the Released Guarantors is released and discharged, and each of the Released Guarantors is released and discharged from its obligations under its Note Guarantee and the Indenture.

2.	The Trustee shall not be responsible or liable in any manner whatsoever for or in respect of, and makes no representation as to, the validity, adequacy or sufficiency of this Release or for or in respect of the recitals contained herein, all of which recitals are made solely by the Released Guarantors and the Issuer.

3.	THIS RELEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4.	The parties may sign any number of copies of this Release. Each signed copy shall be an original, but all of them together represent the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed and attested, all as of the date first above written.

VIRGIN MEDIA SECURED FINANCE PLC

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

ANDOVER CABLEVISION LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLE TELEVISION LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLE THAMES VALLEY LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL CARDIFF LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL CENTRAL HERTFORDSHIRE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL HERTFORDSHIRE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL INVESTMENTS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL NEWPORT

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL NORTH BEDFORDSHIRE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

CABLETEL TELECOM SUPPLIES LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

COLUMBIA MANAGEMENT LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

COMTEL CABLE SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

COMTEL COVENTRY LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

DIGITAL TELEVISION NETWORK LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

DTELS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

ENABLIS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

FLEXTECH BUSINESS NEWS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

FLEXTECH MUSIC PUBLISHING LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

FLEXTECH-FLEXINVEST LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

HEARTLAND CABLEVISION (UK) LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

HEARTLAND CABLEVISION II (UK) LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

HERTS CABLE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

LICHFIELD CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

MAZA LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

METRO HERTFORDSHIRE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

METRO SOUTH WALES LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NORTHAMPTON CABLE TELEVISION LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL (CWC) MANAGEMENT LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL (CWC) NO. 2 LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL (CWC) NO. 3 LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL (CWC) NO. 4 LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL EQUIPMENT NO. 1 LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL EQUIPMENT NO. 2 LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL INTERNET LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL MILTON KEYNES LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL NETWORKS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL SYSTEMS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

NTL WESTMINSTER LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

OXFORD CABLE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

SECURE BACKUP SYSTEMS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

STAFFORD COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

SWINDON CABLE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

TAMWORTH CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

TELSO COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

VISION NETWORKS SERVICES UK LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

WESSEX CABLE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

TVS PENSION FUND TRUSTEES LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

PROSPECTRE LIMITED

By:	/s/ ROBERT MACKENZIE

Name:	Robert Mackenzie
Title:	Director

In the presence of:

Witness:
Full name:	KELLY WRIGHTSON
Address:
All together on:

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ MICHAEL LEE

Name:	Michael Lee
Title:	Senior Associate

SCHEDULE 1

THE RELEASED GUARANTORS

	Company Name	Company Number
1	Andover Cablevision Limited	01932254
2	Berkhamsted Properties & Building Contractors Limited	00958564
3	Cable Television Limited	00683065
4	Cable Thames Valley Limited	02254089
5	CableTel Cardiff Limited	02740659
6	CableTel Central Hertfordshire Limited	02347168
7	CableTel Hertfordshire Limited	02381354
8	CableTel Investments Limited	03157216
9	CableTel Newport	02478879
10	CableTel North Bedfordshire Limited	02455397
11	CableTel Telecom Supplies Limited	02919285
12	Columbia Management Limited	02361163
13	ComTel Cable Services Limited	02265315
14	ComTel Coventry Limited	00277802
15	Digital Television Network Limited	03288768
16	DTELS Limited	02834403
17	Enablis Limited	03144815
18	Flextech Business News Limited	02954531
19	Flextech Music Publishing Limited	03673917
20	Flextech-Flexinvest Limited	01192945
21	Heartland Cablevision (UK) Limited	02415170
22	Heartland Cablevision II (UK) Limited	02443617
23	Herts Cable Limited	02390426
24	Lichfield Cable Communications Limited	03016595
25	Maza Limited	02785299
26	Metro Hertfordshire Limited	03092899
27	Metro South Wales Limited	03092897
28	Northampton Cable Television Limited	02475464
29	NTL (CWC) Management Limited	02924200

	Company Name	Company Number
30	NTL (CWC) No. 2 Limited	02441766
31	NTL (CWC) No. 3 Limited	02441768
32	NTL (CWC) No. 4 Limited	02351068
33	NTL Equipment No. 1 Limited	02794518
34	NTL Equipment No. 2 Limited	02071491
35	NTL Internet Limited	02985161
36	NTL Limited	02586701
37	NTL Milton Keynes Limited	02410808
38	NTL Networks Limited	03045209
39	NTL Systems Limited	03217975
40	NTL Westminster Limited	01735641
41	Oxford Cable Limited	02450228
42	Secure Backup Systems Limited	03130333
43	Stafford Communications Limited	02381842
44	Swindon Cable Limited	00318216
45	Tamworth Cable Communications Limited	03016602
46	Telso Communications Limited	02067186
47	Vision Networks Services UK Limited	03135501
48	Wessex Cable Limited	02433185
49	TVS Pension Fund Trustees Limited	01539051
50	Prospectre Limited	SC145280

Exhibit A

Deed of Release

between

Deutsche Bank AG, London Branch

and

Virgin Media Investment Holdings Limited

and

The Companies listed in Schedule 1

(as Released Subsidiaries)

20 September 2010

99 City Road

London EC1Y 1AX

Tel: +44 20 7972 9600

Fax: +44 20 7972 9602

THIS DEED is dated 20 September 2010

BETWEEN

(1)	DEUTSCHE BANK AG, LONDON BRANCH in its capacity as security trustee under and for the purposes of the Security Documents referred to below (the “Security Trustee”);

(2)	VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED, a company incorporated in England and Wales with company number 03173552 whose registered office is at 160 Great Portland Street, London W1W 5QA (“VMIH”); and

(3)	THE COMPANIES whose respective registered names and registered numbers are set out in Schedule 1 (the “Released Subsidiaries”).

WHEREAS

(A)	Pursuant to a senior facilities agreement dated 16 March 2010 (as from time to time amended, varied, novated or supplemented) (the “Senior Facilities Agreement”), and made between, inter alia, Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch and Deutsche Bank AG, London Branch as Global Coordinators and Physical Bookrunners, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crèdit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent (the “Facility Agent”), Deutsche Bank AG, London Branch as Security Trustee, Deutsche Bank AG, London Branch as Original L/C Bank, and the financial and other institutions named in it as Lenders (each such term as defined therein), the Lenders made available certain loan facilities for the account of the Original Borrowers (each as defined therein).

(B)	Pursuant to the terms of a group intercreditor deed originally dated 3 March 2006 (as amended and restated on 13 June 2006, 10 July 2006, 15 May 2008, 30 October 2009 and 8 January 2010 and as from time to time further amended, varied, novated or supplemented) (the “Group Intercreditor Deed”) between, amongst others, Deutsche Bank AG, London Branch as Facility Agent and Security Trustee, the Original Senior Borrowers, the Original Senior Guarantors, the Senior Lenders, the Hedge Counterparties, the Intergroup Debtors and the Intergroup Creditors (each such term as defined therein), the parties thereto agreed to regulate their relationship as creditors on the terms set out therein.

(C)	Pursuant to the terms of the Group Intercreditor Deed, each of the Released Subsidiaries entered into (i) a composite debenture dated 19 January 2010 (the “First Debenture”) between, amongst others, the Released Subsidiaries and the Security Trustee, and (ii) a composite debenture dated 29 June 2010 (the “Second Debenture”, and together with the First Debenture, the “Debentures”) between, amongst others, the Released Subsidiaries and the Security Trustee, each pursuant to which certain property, assets and undertakings of each of the Released Subsidiaries were charged in favour of the Security Trustee to secure the payment and discharge of the Secured Obligations (as defined in the Group Intercreditor Deed).

(D)	In connection with the Senior Facilities Agreement, each of the Released Subsidiaries entered into a confirmation deed dated 15 April 2010 (the “Confirmation Deed”), between amongst others, the Released Subsidiaries and the Security Trustee.

(E)	The Secured Obligations secured by the charges created in favour of the Security Trustee by the Debentures and the Confirmation Deed include amongst others: (i) all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any capacity whatsoever) of the obligors under the Senior Facilities Agreement; and (ii) all present and future obligations and liabilities of Virgin Media Secured Finance PLC (the “Issuer”) in respect of certain (A) U.S. Dollar denominated 6.50% senior secured notes due 2018 (the “Dollar Notes”); and (B) pound sterling denominated 7.00% senior secured notes due 2018 (the “Sterling Notes” and, together with the Dollar Notes, the “Notes”) issued pursuant to the terms of an indenture dated 19 January 2010 (as from time to time amended, varied, novated or supplemented) (the “Notes Indenture”) between, amongst others, the Issuer, Virgin Media Inc., as parent, Virgin Media Finance plc, as VM Finance Co, Virgin Media Investment Holdings Limited (“VMIH”), the subsidiary guarantors party thereto, The Bank of New York Mellon as trustee (the “Notes Trustee”) and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent.

(F)	Pursuant to Section 11 (Guarantees) of the Notes Indenture, amongst others, each Released Subsidiary agreed to provide joint and several, irrevocable and unconditional guarantees to each holder of the Notes and the Notes Trustee in respect thereof (each such guarantee, a “Notes Guarantee”).

(G)	Pursuant to the terms of the Senior Facilities Agreement, the Security Trustee shall (and is authorised by the other Relevant Finance Parties to), at the request and cost of VMIH, execute such documents as may be required to release the Released Subsidiaries from any guarantees, indemnities and/or Security Documents to which they are party and to release them from their other obligations under any Relevant Finance Documents, provided that VMIH has delivered a certificate to the Facility Agent in accordance with Clause 44.5(c) of the Senior Facilities Agreement (the “Certificate”) certifying that upon release of the Released Subsidiaries from their obligations under the Senior Facilities Agreement, the 80% Security Test will continue to be satisfied.

(H)	The Certificate has been delivered to the Facility Agent by VMIH on or before the date hereof. Accordingly, the Security Trustee has agreed to release certain guarantees and security as specified below.

(I)	For the avoidance of doubt, the Notes Guarantees will, pursuant to the terms of Section 11.08 (Release of Guarantees) of the Notes Indenture, be automatically and unconditionally released and discharged upon the release of the guarantees and security granted pursuant to the Senior Facilities Agreement and/or the Debentures and/or the Confirmation Deed as described below.

NOW THIS DEED WITNESSETH as follows:

1.	DEFINITIONS

Unless the context otherwise requires or unless otherwise defined in this Deed, words and expressions defined in the Group Intercreditor Deed and (unless otherwise defined in the Group Intercreditor Deed) the Senior Facilities Agreement shall have the same meanings when used in this Deed (including the recitals);

“Charged Assets” has the meaning given thereto in the Debentures;

“Related Rights” has the meaning given thereto in the Debentures; and

“Released Subsidiaries” means the entities detailed at Schedule 1 to this Deed, and “Released Subsidiary” means any one of them.

2.	RELEASE AND DISCHARGE

2.1 With effect from the date hereof, the Security Trustee and the Facility Agent (as applicable) hereby irrevocably and unconditionally release and discharge each of the Released Subsidiaries from their respective obligations under:

(a) the Senior Facilities Agreement, including, but not limited to, any guarantee and indemnity obligations under Clause 29 thereof; and

(b) any other Relevant Finance Document to which any Released Subsidiary is a party.

2.2 With effect from the date hereof, the Security Trustee hereby irrevocably and unconditionally:

(a) releases to each Released Subsidiary all of their respective rights, title and interests in and to the Charged Assets charged in favour of the Security Trustee pursuant to the terms of the Debentures and the Confirmation Deed, and releases all Encumbrances created or purported to be created by each Released Subsidiary pursuant to the Security Documents;

(b) reassigns to each Released Subsidiary all Charged Assets assigned by way of security under the Debentures and the Confirmation Deed; and

(c) discharges and releases each Released Subsidiary from their respective obligations to the Security Trustee under the Debentures and the Confirmation Deed in respect of such Charged Assets.

3.	NON-CRYSTALLISATION

The Security Trustee hereby certifies that:

(a) it is not aware of any event or matter which may have caused any floating charge created by the Debentures and the Confirmation Deed automatically to crystallise into a fixed charge;

(b) it is not aware of any matter which would entitle it to crystallise any floating charge created by the Debentures and the Confirmation Deed into a fixed charge; and

(c) it has not taken any steps to crystallise any floating charge created by the Debentures and the Confirmation Deed into a fixed charge.

4.	REPRESENTATIONS AND WARRANTIES

4.1 VMIH hereby represents and warrants to the Security Trustee that:

(i) the release and discharge of all of the obligations of the Released Subsidiaries under the Senior Facilities Agreement (including any guarantee and indemnity obligations thereunder) and any other Relevant Finance Documents to which they are party pursuant to Clause 2 of this Deed; and

(ii) the release, reassignment and discharge of the security over the Charged Assets pursuant to Clause 2.2 of this Deed and the giving of a certificate of non-crystallisation in Clause 3 of this Deed,

are each in accordance with paragraph (c) of Clause 44.5 of the Senior Facilities Agreement.

4.2 Each Released Subsidiary represents and warrants to the Security Trustee that the release, reassignment and discharge of the security over the Released Subsidiaries’ Charged Assets pursuant to Clause 2.2 of this Deed and the giving of the certificate of non-crystallisation in Clause 3 of this Deed is in accordance with paragraph (c) of Clause 44.5 of the Senior Facilities Agreement.

4.3 VMIH and each Released Subsidiary hereby represents and warrants to the Security Trustee that the releases, reassignments and discharges effected by Clause 2 of this Deed are permitted by the terms of the Notes Indenture.

5.	CONTINUING SECURITY

Nothing in this Deed shall prejudice or affect the Security of the Security Trustee under the Security Documents in respect of the remaining property and assets (for the avoidance of doubt, excluding the Charged Assets in respect of only the Released Subsidiaries, released or reassigned in accordance with Clause 2 above) charged therein or the rights of the Security Trustee thereunder.

6.	FURTHER ASSURANCE

6.1 The Security Trustee and the Facility Agent agree, at the cost of any Released Subsidiary and upon the request of such Released Subsidiary to execute all such documents and do all such acts and things as such Released Subsidiary may at any time after the date of this Deed reasonably require to give effect to the provisions of this Deed.

6.2 Without limiting the generality of the foregoing, the Security Trustee, at the cost of VMIH or any Released Subsidiary, shall:

(i) return to such Released Subsidiary any stock transfer forms and share certificates in respect of such Released Subsidiary and any shares owned by such Released Subsidiary; and

(ii) return to such Released Subsidiary and VMIH (as applicable) all other documents that were delivered by any of them to the Security Trustee pursuant to the terms of the Security Documents and which such Released Subsidiary reasonably requests are returned.

7.	COSTS AND EXPENSES

Each Released Subsidiary shall promptly on demand, and on full indemnity basis, pay to the Security Trustee and the Facility Agent all of the reasonable costs and expenses (including reasonable legal and out of pocket expenses and any VAT on such costs and expenses) which the Security Trustee and the Facility Agent incur in connection with the preparation, delivery, negotiation and execution of this Deed and any related documents.

8.	PARTIAL INVALIDITY

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

9.	THIRD PARTY RIGHTS

A person who is not a party to this Deed has no right by reason of the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

10.	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

11.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and each of VMIH and each Released Subsidiary irrevocably submits to the non-exclusive jurisdiction of the English courts.

IN WITNESS whereof the parties hereto have executed this Deed on the date stated at the beginning of this Deed.

THE SECURITY TRUSTEE

Executed as a deed on behalf of

DEUTSCHE BANK AG, LONDON BRANCH

By:

By:

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED

Executed as a deed by VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

ANDOVER CABLEVISION LIMITED

Executed as a deed by ANDOVER CABLEVISION LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED

Executed as a deed by BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLE TELEVISION LIMITED

Executed as a deed by CABLE TELEVISION LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLE THAMES VALLEY LIMITED

Executed as a deed by CABLE THAMES VALLEY LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL CARDIFF LIMITED

Executed as a deed by CABLETEL CARDIFF LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL CENTRAL HERTFORDSHIRE LIMITED

Executed as a deed by CABLETEL CENTRAL HERTFORDSHIRE LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL HERTFORDSHIRE LIMITED

Executed as a deed by CABLETEL HERTFORDSHIRE LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL INVESTMENTS LIMITED

Executed as a deed by CABLETEL INVESTMENTS LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL NEWPORT

Executed as a deed by CABLETEL NEWPORT acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL NORTH BEDFORDSHIRE LIMITED

Executed as a deed by CABLETEL NORTH BEDFORDSHIRE LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

CABLETEL TELECOM SUPPLIES LIMITED

Executed as a deed by CABLETEL TELECOM SUPPLIES LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

COLOMBIA MANAGEMENT LIMITED

Executed as a deed by COLOMBIA MANAGEMENT LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

COMTEL CABLE SERVICES LIMITED

Executed as a deed by COMTEL CABLE SERVICES LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

COMTEL COVENTRY LIMITED

Executed as a deed by COMTEL COVENTRY LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

DIGITAL TELEVISION NETWORK LIMITED

Executed as a deed by DIGITAL TELEVISION NETWORK LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

DTELS LIMITED

Executed as a deed by DTELS LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

ENABLIS LIMITED

Executed as a deed by ENABLIS LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

FLEXTECH BUSINESS NEWS LIMITED

Executed as a deed by FLEXTECH BUSINESS NEWS LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

FLEXTECH MUSIC PUBLISHING LIMITED

Executed as a deed by FLEXTECH MUSIC PUBLISHING LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

FLEXTECH-FLEXINVEST LIMITED

Executed as a deed by FLEXTECH-FLEXINVEST LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

HEARTLAND CABLEVISION (UK) LIMITED

Executed as a deed by HEARTLAND CABLEVISION (UK) LIMITED acting by:

Director

in the presence of:
Witness
Print full name of Witness
Address of Witness

HEARTLAND CABLEVISION II (UK) LIMITED

Executed as a deed by HEARTLAND CABLEVISION II (UK) LIMITED acting by:

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HERTS CABLE LIMITED

Executed as a deed by HERTS CABLE LIMITED acting by:

Director

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LICHFIELD CABLE COMMUNICATIONS LIMITED

Executed as a deed by LICHFIELD CABLE COMMUNICATIONS LIMITED acting by:

Director

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MAZA LIMITED

Executed as a deed by MAZA LIMITED acting by:

Director

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METRO HERTFORDSHIRE LIMITED

Executed as a deed by METRO HERTFORDSHIRE LIMITED acting by:

Director

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METRO SOUTH WALES LIMITED

Executed as a deed by METRO SOUTH WALES LIMITED acting by:

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NORTHAMPTON CABLE TELEVISION LIMITED

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NTL (CWC) MANAGEMENT LIMITED

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NTL (CWC) NO. 2 LIMITED

Executed as a deed by NTL (CWC) NO. 2 LIMITED acting by:

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NTL (CWC) NO. 3 LIMITED

Executed as a deed by NTL (CWC) NO. 3 LIMITED acting by:

Director

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NTL (CWC) NO. 4 LIMITED

Executed as a deed by NTL (CWC) NO. 4 LIMITED acting by:

Director

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NTL EQUIPMENT NO. 1 LIMITED

Executed as a deed by NTL EQUIPMENT NO. 1 LIMITED acting by:

Director

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NTL EQUIPMENT NO. 2 LIMITED

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NTL INTERNET LIMITED

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NTL LIMITED

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NTL MILTON KEYNES LIMITED

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NTL NETWORKS LIMITED

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NTL SYSTEMS LIMITED

Executed as a deed by NTL SYSTEMS LIMITED acting by:

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NTL WESTMINSTER LIMITED

Executed as a deed by NTL WESTMINSTER LIMITED acting by:

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OXFORD CABLE LIMITED

Executed as a deed by OXFORD CABLE LIMITED acting by:

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SECURE BACKUP SYSTEMS LIMITED

Executed as a deed by SECURE BACKUP SYSTEMS LIMITED acting by:

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STAFFORD COMMUNICATIONS LIMITED

Executed as a deed by STAFFORD COMMUNICATIONS LIMITED acting by:

Director

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SWINDON CABLE LIMITED

Executed as a deed by SWINDON CABLE LIMITED acting by:

Director

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TAMWORTH CABLE COMMUNICATIONS LIMITED

Executed as a deed by TAMWORTH CABLE COMMUNICATIONS LIMITED acting by:

Director

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TELSO COMMUNICATIONS LIMITED

Executed as a deed by TELSO COMMUNICATIONS LIMITED acting by:

Director

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Witness
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VISION NETWORKS LIMITED

Executed as a deed by VISION NETWORKS LIMITED acting by:

Director

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WESSEX CABLE LIMITED

Executed as a deed by WESSEX CABLE LIMITED acting by:

Director

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TVS PENSION FUND TRUSTEES LIMITED

Executed as a deed by TVS PENSION FUND TRUSTEES LIMITED acting by:

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PROSPECTRE LIMITED

Executed as a deed by PROSPECTRE LIMITED acting by:

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SCHEDULE 1

THE RELEASED SUBSIDIARIES

	Company Name	Company Number
1	Andover Cablevision Limited	01932254
2	Berkhamsted Properties & Building Contractors Limited	00958564
3	Cable Television Limited	00683065
4	Cable Thames Valley Limited	02254089
5	CableTel Cardiff Limited	02740659
6	CableTel Central Hertfordshire Limited	02347168
7	CableTel Hertfordshire Limited	02381354
8	CableTel Investments Limited	03157216
9	CableTel Newport	02478879
10	CableTel North Bedfordshire Limited	02455397
11	CableTel Telecom Supplies Limited	02919285
12	Columbia Management Limited	02361163
13	ComTel Cable Services Limited	02265315
14	ComTel Coventry Limited	00277802
15	Digital Television Network Limited	03288768
16	DTELS Limited	02834403
17	Enablis Limited	03144815
18	Flextech Business News Limited	02954531
19	Flextech Music Publishing Limited	03673917
20	Flextech-Flexinvest Limited	01192945
21	Heartland Cablevision (UK) Limited	02415170
22	Heartland Cablevision II (UK) Limited	02443617
23	Herts Cable Limited	02390426

	Company Name	Company Number
24	Lichfield Cable Communications Limited	03016595
25	Maza Limited	02785299
26	Metro Hertfordshire Limited	03092899
27	Metro South Wales Limited	03092897
28	Northampton Cable Television Limited	02475464
29	NTL (CWC) Management Limited	02924200
30	NTL (CWC) No. 2 Limited	02441766
31	NTL (CWC) No. 3 Limited	02441768
32	NTL (CWC) No. 4 Limited	02351068
33	NTL Equipment No. 1 Limited	02794518
34	NTL Equipment No. 2 Limited	02071491
35	NTL Internet Limited	02985161
36	NTL Limited	02586701
37	NTL Milton Keynes Limited	02410808
38	NTL Networks Limited	03045209
39	NTL Systems Limited	03217975
40	NTL Westminster Limited	01735641
41	Oxford Cable Limited	02450228
42	Secure Backup Systems Limited	03130333
43	Stafford Communications Limited	02381842
44	Swindon Cable Limited	00318216
45	Tamworth Cable Communications Limited	03016602
46	Telso Communications Limited	02067186
47	Vision Networks Services UK Limited	03135501
48	Wessex Cable Limited	02433185
49	TVS Pension Fund Trustees Limited	01539051

	Company Name	Company Number
50	Prospectre Limited	SC145280